UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2026
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Chief Operating Officer
On June 8, 2026, Tyson Foods, Inc. ("the Company") announced that it appointed Wes Morris as Chief Operating Officer (“COO”), effective June 15, 2026. Devin Cole, the Company’s Chief Operating Officer, will step down from his role effective the same day.
Mr. Morris, 60, was most recently the Company’s Group President, Poultry from January 2023 to February 2025, and remained an employee of the Company until February 2026. Mr. Morris had also served as a consultant to the Company from October 2020 to January 2023. Mr. Morris was previously employed by the Company from 1999 until 2017, and has served in many leadership roles, including as President, Prepared Foods Operations.
There is no family relationship between Mr. Morris and any director or officer of the Company, nor is there any arrangement or understanding between Mr. Morris and any other person(s) pursuant to which Mr. Morris was selected to serve as the Company’s Chief Operating Officer. Mr. Morris is not party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Morris’s appointment and continuing while he serves as the Company’s COO, he entered into an employment agreement (the “Employment Agreement”) with the Company on June 4, 2026. The Employment Agreement provides for, among other things, an annual base salary of $1,350,000, participation in the Company’s annual performance incentive programs on terms and in amounts as determined by the Compensation and Leadership Development Committee (“CLDC”) of the Board, eligibility for equity awards under the Company’s equity incentive plans on terms and in amounts as determined by the CLDC, and participation in the Company’s benefit plans. Mr. Morris’s annual incentive target will be 160% of base salary and his annual long-term incentive target will be $5,900,000. In connection with Mr. Morris’s appointment, the CLDC approved an initial grant on July 10, 2026 (the “Grant Date”) of restricted stock units (the “Restricted Stock Unit Award”) with a grant date fair value of $1,500,000. The Restricted Stock Unit Award vests in one-third tranches each year over three years after the Grant Date, subject to continued employment.
The Employment Agreement also provides that upon a termination by the Company (other than for “cause” or by reason of death or permanent disability) or if Mr. Morris resigns for “good reason”, the Company will pay Mr. Morris an amount equal to two years’ base salary, a pro-rata cash bonus for the year of termination based on actual performance, plus continued medical coverage for up to 18 months. Additionally, Mr. Morris is entitled to personal use of the Company-owned aircraft for up to 30 hours per calendar year in a manner consistent with the Company’s policy governing aircraft use by executive officers. The current Company policy is to “gross up” for tax purposes any approved personal use of Company-owned aircraft. The Employment Agreement contains a non-competition restriction for a period of 24 months post-termination and a 36-month post-termination non-solicitation restriction.
The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 27, 2026. The Company expects to enter into a separation agreement with Mr. Cole. If and when the agreement is entered into, the material terms will be described in an amendment to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
A copy of the press release announcing this executive transition is furnished as Exhibit 99.1.
The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report on Form 8-K.
Forward Looking Statements
Certain information in this report constitutes forward-looking statements. Such forward-looking statements include statements regarding the departure and appointment of certain executive officers of the Company, including the timing of such transitions. We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission, including in Part I, Item 1A. “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended September 27, 2025. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 8, 2026
104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: June 8, 2026	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	Chief Financial Officer

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